EXHIBIT 99.1

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records

9. Geographical Distribution

------------------------------------------------------------------------------------------------------------------
                                                         % of Mortgage     Weighted   Weighted
                                                         Loan Pool by      Average     Average        Weighted
                       Number of       Aggregate           Aggregate        Gross     Remaining       Average
Geographical           Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------
Alaska                         2             544,025                0.05      8.642         357              83.69
Arizona                      127          22,569,194                1.94      7.422         352              82.48
Arkansas                      11           1,051,435                0.09      7.764         355              84.24
California                 1,115         326,912,595               28.12      6.972         356              81.45
Colorado                      99          13,003,358                1.12      7.274         356              83.42
Connecticut                  102          18,224,667                1.57      7.397         356              82.25
Delaware                      17           3,145,520                0.27      7.711         356              83.92
District of Columbia          32           6,783,737                0.58      7.574         357              78.37
Florida                      732         127,821,506               11.00      7.472         356              82.16
Georgia                      282          33,653,125                2.89      7.692         354              84.47
Hawaii                        78          22,566,522                1.94      6.865         357              82.04
Idaho                         16           2,361,583                0.20      7.736         357              82.21
Illinois                     326          49,979,336                4.30      7.565         356              83.33
Indiana                       36           3,863,665                0.33      7.773         356              83.73
Iowa                          10             650,873                0.06      7.785         341              83.89
Kansas                        15           1,557,365                0.13      8.140         355              88.73
Kentucky                       9             784,313                0.07      7.868         357              90.44
Maine                          9           1,048,451                0.09      7.598         356              83.62
Maryland                     285          56,000,219                4.82      7.382         356              83.26
Massachusetts                194          42,259,340                3.64      7.384         356              81.47
Michigan                     132          15,932,147                1.37      7.877         356              83.57
Minnesota                    113          18,387,919                1.58      7.290         354              83.23
Missouri                      50           4,046,099                0.35      8.441         353              85.72
Nebraska                       1             171,928                0.01      8.500         356              90.00
Nevada                       107          21,699,995                1.87      7.270         356              82.47
New Hampshire                 39           6,272,452                0.54      7.402         355              85.55
New Jersey                   359          85,064,609                7.32      7.622         356              81.86
New Mexico                    11           1,022,102                0.09      8.092         354              84.83
New York                     490         140,698,956               12.10      7.231         356              81.48
North Carolina               100           9,555,975                0.82      8.037         351              85.71
Ohio                          72           7,154,485                0.62      7.622         353              84.33
Oklahoma                       8             641,440                0.06      7.877         357              84.69
Oregon                        30           4,470,436                0.38      7.064         355              85.17
Pennsylvania                 101          14,238,573                1.22      7.869         355              83.48
Rhode Island                  16           3,329,639                0.29      7.215         356              80.18
South Carolina                45           5,113,885                0.44      7.919         354              83.72
Tennessee                     56           4,765,906                0.41      7.899         350              87.00
Texas                        121          13,620,649                1.17      7.890         351              85.25
Utah                          26           3,185,038                0.27      7.077         355              87.17
Vermont                        2             477,698                0.04      7.897         357              86.45
Virginia                     196          45,634,806                3.93      7.331         356              81.29
Washington                    77          14,655,750                1.26      7.063         356              80.19
West Virginia                  9             719,169                0.06      8.348         353              83.14
Wisconsin                     64           6,734,383                0.58      7.762         353              85.35
Wyoming                        1             114,757                0.01      7.800         357             100.00
------------------------------------------------------------------------------------------------------------------
Total:                     5,723       1,162,489,625              100.00      7.315         356              82.21
------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAY
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
2nd Lien

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 1,241
Aggregate Principal Balance ($): 63,866,485
Weighted Average Current Mortgage Rate (%): 10.050
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 340
Weighted Average Combined Original LTV (%): 99.32
% First Liens: 0.00
% Owner Occupied: 99.41
% Purchase: 79.83
% Full Documentation: 63.72
Non-Zero Weighted Average FICO Score: 651


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                               Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                        Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                            Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                        15      116,471        0.18     12.034          57      94.13      94.13        577      43.39
Fixed - 10 Year                      151    1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
Fixed - 15 Year                      100    2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
Fixed - 20 Year                       89    2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
Fixed - 30 Year                      886   57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                          Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                       Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                        Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
7.000% - 7.999%                        4      264,888        0.41      7.990         346      99.24      99.24        668      44.76
8.000% - 8.999%                      122    6,883,643       10.78      8.823         353      99.54      99.54        687      41.37
9.000% - 9.999%                      400   27,017,028       42.30      9.541         352      99.61      99.61        673      42.96
10.000% - 10.999%                    365   19,817,960       31.03     10.506         341      99.43      99.43        629      42.62
11.000% - 11.999%                    222    8,322,465       13.03     11.270         322      98.87      98.87        608      42.32
12.000% - 12.999%                    118    1,451,891        2.27     12.284         157      94.91      94.91        601      39.23
13.000% - 13.999%                     10      108,610        0.17     13.313         139      90.70      90.70        618      43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.990%
Maximum: 13.750%
Weighted Average: 10.050%




4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                        Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                 Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                     Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                         323    4,484,717        7.02     11.211         183      96.97      96.97        613      40.49
$25,001 - $50,000                    412   14,933,318       23.38     10.012         347      99.61      99.61        647      41.99
$50,001 - $75,000                    235   14,422,163       22.58      9.955         354      99.40      99.40        652      42.40
$75,001 - $100,000                   124   10,690,706       16.74      9.999         353      99.48      99.48        650      43.56
$100,001 - $125,000                   72    8,013,493       12.55      9.925         355      99.71      99.71        664      44.14
$125,001 - $150,000                   43    5,821,207        9.11      9.917         352      99.62      99.62        657      40.88
$150,001 - $175,000                   17    2,748,539        4.30     10.013         357      99.50      99.50        645      44.10
$175,001 - $200,000                   15    2,752,344        4.31      9.758         357      98.74      98.74        681      42.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $194,710
Average: $51,464


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                       Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                          Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                          Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                    15      116,471        0.18     12.034          57      94.13      94.13        577      43.39
120                                  151    1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
180                                  100    2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
240                                   89    2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
360                                  886   57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 343


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                      Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                          Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                          Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                                15      116,471        0.18     12.034          57      94.13      94.13        577      43.39
61 - 120                             151    1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
121 - 180                            100    2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
181 - 240                             89    2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
301 - 360                            886   57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 340


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                       Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                       Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                   Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                        5       82,438        0.13     12.310         148      85.00      85.00        608      36.48
85.01% - 90.00%                       35    1,335,894        2.09     10.532         312      89.42      89.42        659      40.74
90.01% - 95.00%                      225    4,693,470        7.35     10.877         258      94.77      94.77        624      41.89
95.01% - 100.00%                     976   57,754,684       90.43      9.969         348      99.94      99.94        653      42.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 99.32%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                             Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                          Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                      Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                        Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                       Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                        Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                        Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                       Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                        Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                               Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                               Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                  Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                               Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                       Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                          Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                           Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                     Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                             Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 0


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                               Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                   Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                     Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                           239   20,233,053       31.68      9.919         349      99.41      99.41        652      43.74
New York                              99    7,616,945       11.93     10.040         345      99.12      99.12        667      44.57
Florida                              149    6,374,286        9.98     10.154         337      99.25      99.25        652      40.42
Maryland                              56    2,996,978        4.69      9.911         348      99.59      99.59        649      41.98
New Jersey                            52    2,752,235        4.31     10.077         342      98.81      98.81        653      41.23
Massachusetts                         48    2,619,450        4.10      9.878         350      99.72      99.72        654      42.90
Georgia                               85    2,592,783        4.06     10.165         325      99.69      99.69        639      40.82
Illinois                              63    2,262,825        3.54      9.891         332      99.63      99.63        667      41.92
Virginia                              32    1,959,835        3.07      9.657         345      98.48      98.48        656      42.65
Hawaii                                18    1,571,370        2.46     10.343         355      98.93      98.93        648      40.86
Colorado                              37    1,542,876        2.42     10.074         346      99.79      99.79        633      42.85
Other                                363   11,343,849       17.76     10.334         320      99.32      99.32        637      41.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 40


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                               Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                               Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                        Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                            1,212   63,491,964       99.41     10.037         341      99.36      99.36        650      42.56
Investment                            23      298,633        0.47     12.274         145      93.08      93.08        666      36.19
Second Home                            6       75,889        0.12     12.244         147      95.00      95.00        682      38.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                               Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                       Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                            Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            1,036   52,260,944       81.83     10.049         339      99.37      99.37        648      42.30
2-4 Family                           102    6,435,946       10.08     10.059         341      99.22      99.22        672      44.05
Condo                                103    5,169,595        8.09     10.051         348      99.00      99.00        654      42.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                               Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                           Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                          Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                             965   50,983,911       79.83     10.084         341      99.60      99.60        652      42.92
Refinance - Cashout                  273   12,847,532       20.12      9.910         336      98.23      98.23        644      40.92
Refinance - Rate Term                  3       35,042        0.05     12.384         117      93.63      93.63        581      53.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                               Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                  Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                            Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                   913   40,698,672       63.72     10.018         335      99.28      99.28        637      41.99
Stated Documentation                 325   23,126,385       36.21     10.104         350      99.43      99.43        674      43.49
Easy Documentation                     3       41,428        0.06     12.442         155      88.58      88.58        620      30.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                     Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                        Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                    Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                    422   18,354,640       28.74     10.187         336      99.36      99.36        652      41.75
12                                   139    8,878,684       13.90      9.916         344      99.43      99.43        665      44.31
24                                   612   33,706,911       52.78     10.034         342      99.25      99.25        647      42.43
36                                    68    2,926,250        4.58      9.794         339      99.60      99.60        647      43.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                               Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                           Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                         Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                           1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                               Number of      Date        Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                           Mortgage    Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                            Loans      Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                             47      601,317        0.94     11.168         190      96.30      96.30        554      41.13
561 - 580                             98    1,589,106        2.49     11.721         221      94.99      94.99        573      41.68
581 - 600                            162    6,625,607       10.37     10.987         329      99.48      99.48        590      42.44
601 - 620                            125    6,025,920        9.44     10.688         340      99.46      99.46        611      41.95
621 - 640                            232   12,985,622       20.33     10.454         341      99.43      99.43        630      42.81
641 - 660                            191   10,575,943       16.56      9.614         347      99.56      99.56        651      42.67
661 - 680                            179   12,191,437       19.09      9.524         352      99.74      99.74        670      42.33
681 - 700                             84    5,175,311        8.10      9.444         353      99.38      99.38        688      42.74
701 - 720                             56    3,389,479        5.31      9.396         344      98.81      98.81        711      42.11
721 - 740                             25    1,600,496        2.51      9.494         349      99.47      99.47        729      40.63
741 - 760                             26    2,203,336        3.45      9.719         354      98.90      98.90        747      45.83
761 - 780                             10      624,771        0.98      9.422         348      99.39      99.39        769      43.38
781 - 800                              5      231,269        0.36      9.444         341     100.00     100.00        791      36.74
801 >=                                 1       46,872        0.07      8.500         357     100.00     100.00        810      45.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,241   63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 810
Weighted Average: 651


BARCLAY CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Loans With Silent Seconds

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,115
Aggregate Principal Balance ($): 514,164,614
Weighted Average Current Mortgage Rate (%): 6.895
Non-Zero Weighted Average Margin (%): 6.112
Non-Zero Weighted Average Maximum Rate (%): 12.903
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.62
% First Liens: 100.00
% Owner Occupied: 94.75
% Purchase: 81.74
% Full Documentation: 62.76
Non-Zero Weighted Average FICO Score: 651


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                       1       107,316        0.02      6.250         237      80.00      90.00        600      19.85
Fixed - 30 Year                     120    25,711,935        5.00      7.057         357      82.10      98.23        659      42.64
ARM - 2 Year/6 Month LIBOR        1,230   274,011,850       53.29      7.191         357      82.41      97.93        648      42.27
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         704   201,097,897       39.11      6.477         357      80.57      99.67        653      42.48
ARM - 3 Year/6 Month LIBOR           25     4,159,291        0.81      7.083         357      82.53      99.07        673      40.92
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          24     5,975,714        1.16      6.596         357      78.58      97.31        682      40.99
ARM - 5 Year/6 Month LIBOR           11     3,100,611        0.60      6.887         357      81.76      98.26        657      38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     186    60,068,799       11.68      5.771         357      80.14      99.31        670      42.40
6.000% - 6.999%                     922   255,823,470       49.76      6.554         357      80.61      99.01        661      42.90
7.000% - 7.999%                     713   157,897,739       30.71      7.469         357      82.76      98.22        642      41.67
8.000% - 8.999%                     248    36,458,867        7.09      8.359         357      86.09      97.01        600      41.11
9.000% - 9.999%                      38     3,295,831        0.64      9.397         357      83.84      95.30        568      39.95
10.000% - 10.999%                     7       440,025        0.09     10.282         357      82.10      96.88        563      44.87
11.000% - 11.999%                     1       179,883        0.03     11.700         357      65.00      68.25        559      43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 11.700%
Weighted Average: 6.895%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                    61     3,783,453        0.74      8.996         357      84.12      99.04        604      41.90
$75,001 - $100,000                  129    11,482,066        2.23      7.655         357      82.96      98.30        625      40.31
$100,001 - $125,000                 273    30,574,818        5.95      7.537         356      83.66      98.62        628      41.75
$125,001 - $150,000                 210    28,797,113        5.60      7.381         357      82.81      98.63        632      41.11
$150,001 - $175,000                 196    31,494,535        6.13      7.062         357      82.87      98.18        636      42.47
$175,001 - $200,000                 200    37,467,425        7.29      6.975         357      81.83      98.77        652      41.64
$200,001 - $225,000                 150    31,909,228        6.21      6.895         357      82.11      98.59        643      42.19
$225,001 - $250,000                 105    24,902,299        4.84      6.709         357      81.45      99.24        656      43.17
$250,001 - $275,000                 106    27,804,858        5.41      6.884         357      81.98      98.88        651      41.23
$275,001 - $300,000                  97    27,836,780        5.41      6.763         357      81.13      98.77        650      42.37
$300,001 - $325,000                  88    27,515,069        5.35      6.837         357      81.70      98.58        649      42.78
$325,001 - $350,000                  77    25,958,687        5.05      6.755         357      81.75      98.60        649      41.32
$350,001 - $375,000                  60    21,702,767        4.22      6.792         357      81.33      99.04        658      43.36
$375,001 - $400,000                  57    22,072,774        4.29      6.573         357      80.99      99.12        665      43.43
$400,001 - $425,000                  43    17,771,793        3.46      6.758         357      81.35      98.70        664      43.07
$425,001 - $450,000                  52    22,846,248        4.44      6.505         357      80.84      98.41        677      44.87
$450,001 - $475,000                  39    18,050,733        3.51      6.837         357      81.66      98.97        659      45.28
$475,001 - $500,000                  25    12,123,141        2.36      6.502         357      81.94      99.13        670      42.15
$500,001 - $750,000                 145    88,355,823       17.18      6.703         357      80.04      98.25        662      42.00
$750,001 - $1,000,000                 2     1,715,004        0.33      6.177         357      80.00      94.54        657      31.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $50,299
Maximum: $937,152
Average: $243,104


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
240                                   1       107,316        0.02      6.250         237      80.00      90.00        600      19.85
359                                   1       680,000        0.13      6.050         355      77.27      93.74        630      49.78
360                               2,113   513,377,298       99.85      6.896         357      81.63      98.64        651      42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                             1       107,316        0.02      6.250         237      80.00      90.00        600      19.85
301 - 360                         2,114   514,057,298       99.98      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 237
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
40.01% - 45.00%                       1       207,271        0.04      6.850         357      44.59      51.03        533      53.05
55.01% - 60.00%                       1       748,014        0.15      6.650         357      60.00      78.16        568      48.74
60.01% - 65.00%                       2       929,883        0.18      8.708         356      63.29      76.60        661      34.06
65.01% - 70.00%                       3       320,436        0.06      7.097         357      69.84      93.00        611      44.22
70.01% - 75.00%                       9     2,948,227        0.57      7.317         357      73.27      93.51        640      38.90
75.01% - 80.00%                   1,566   408,127,127       79.38      6.730         357      79.96      99.34        660      42.54
80.01% - 85.00%                     102    19,156,759        3.73      7.160         357      84.98      95.33        618      41.07
85.01% - 90.00%                     431    81,726,898       15.90      7.624         357      89.99      96.59        616      41.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 44.59%
Maximum: 90.00%
Weighted Average: 81.62%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
4.001% - 4.500%                       3       845,960        0.16      5.186         357      80.00     100.00        716      45.95
4.501% - 5.000%                      50    15,868,498        3.09      5.507         357      79.99      99.72        670      44.40
5.001% - 5.500%                     221    72,340,294       14.07      5.966         357      80.19      99.31        666      42.17
5.501% - 6.000%                     440   123,849,956       24.09      6.442         357      80.67      99.21        662      42.97
6.001% - 6.500%                     440   113,285,179       22.03      6.909         357      80.85      98.54        656      42.27
6.501% - 7.000%                     840   162,155,476       31.54      7.765         357      83.62      97.89        630      41.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.410%
Maximum: 6.990%
Non-Zero Weighted Average: 6.112%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
5.001% - 5.500%                      28     8,015,213        1.56      5.358         357      79.99      99.45        675      43.88
5.501% - 6.000%                     184    59,359,748       11.54      5.855         357      80.15      99.30        666      42.41
6.001% - 6.500%                     387   116,228,187       22.61      6.340         357      80.46      99.35        662      42.81
6.501% - 7.000%                     472   123,374,076       24.00      6.804         357      80.74      98.74        660      42.70
7.001% - 7.500%                     357    82,112,770       15.97      7.296         357      82.13      98.61        648      42.28
7.501% - 8.000%                     295    63,030,785       12.26      7.762         357      83.73      97.64        630      40.93
8.001% - 8.500%                     154    24,103,144        4.69      8.263         357      86.39      96.98        605      41.03
8.501% - 9.000%                      79     8,964,027        1.74      8.712         357      86.29      96.97        585      41.84
9.001% - 9.500%                      19     1,685,252        0.33      9.268         357      83.59      94.33        569      42.34
9.501% - 10.000%                     13       975,090        0.19      9.780         357      83.35      96.93        571      41.16
10.001% - 10.500%                     5       317,187        0.06     10.368         357      79.84      95.68        549      44.38
11.501% - 12.000%                     1       179,883        0.03     11.700         357      65.00      68.25        559      43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 11.700%
Non-Zero Weighted Average: 6.887%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
11.001% - 11.500%                    28     8,015,213        1.56      5.358         357      79.99      99.45        675      43.88
11.501% - 12.000%                   180    57,768,388       11.24      5.861         357      80.15      99.28        666      42.82
12.001% - 12.500%                   381   113,842,035       22.14      6.343         357      80.47      99.42        662      42.72
12.501% - 13.000%                   470   123,314,714       23.98      6.789         357      80.70      98.76        660      42.43
13.001% - 13.500%                   357    83,343,085       16.21      7.264         357      82.08      98.53        649      42.47
13.501% - 14.000%                   298    63,561,791       12.36      7.739         357      83.66      97.66        632      41.06
14.001% - 14.500%                   158    25,077,727        4.88      8.220         357      86.18      97.03        607      40.88
14.501% - 15.000%                    82    10,083,743        1.96      8.601         357      86.26      97.09        591      42.02
15.001% - 15.500%                    21     1,866,506        0.36      9.159         357      83.60      94.88        586      42.75
15.501% - 16.000%                    13       975,090        0.19      9.780         357      83.35      96.93        571      41.16
16.001% - 16.500%                     5       317,187        0.06     10.368         357      79.84      95.68        549      44.38
17.501% - 18.000%                     1       179,883        0.03     11.700         357      65.00      68.25        559      43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 17.700%
Non-Zero Weighted Average: 12.903%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
2.00%                             1,967   480,260,321       93.41      6.891         357      81.59      98.66        650      42.32
3.00%                                27     8,085,042        1.57      6.638         355      81.78      98.06        677      41.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.017%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
1.50%                             1,994   488,345,363       94.98      6.887         357      81.60      98.65        651      42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
Feb-07                                1       254,517        0.05      6.250         352      90.00     100.00        689      35.14
Apr-07                                2       340,432        0.07      7.219         354      81.97     100.00        663      49.12
May-07                               14     3,517,924        0.68      6.841         355      83.05      98.26        673      43.17
Jun-07                              224    58,429,646       11.36      6.794         356      81.06      98.77        656      42.42
Jul-07                            1,693   412,567,228       80.24      6.902         357      81.69      98.65        649      42.34
May-08                                2       365,232        0.07      7.538         355      86.25     100.00        699      41.32
Jun-08                                7     1,819,876        0.35      7.185         356      73.38      91.18        683      40.14
Jul-08                               40     7,949,897        1.55      6.672         357      81.48      99.52        677      41.13
Jul-10                               11     3,100,611        0.60      6.887         357      81.76      98.26        657      38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-11


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          407   149,056,602       28.99      6.545         357      80.53      98.90        658      43.00
New York                            181    63,391,478       12.33      6.846         357      81.16      98.61        670      44.59
Florida                             236    48,860,330        9.50      7.042         357      82.17      98.64        650      40.81
New Jersey                           99    26,635,727        5.18      7.129         357      82.39      98.39        660      41.96
Maryland                             89    21,689,081        4.22      6.806         357      82.10      98.59        643      42.22
Illinois                            118    21,530,744        4.19      7.146         357      81.80      98.28        655      41.33
Georgia                             136    20,733,530        4.03      7.276         357      83.83      98.58        629      41.44
Virginia                             69    19,837,556        3.86      6.881         357      81.63      97.99        650      42.05
Massachusetts                        71    17,870,966        3.48      6.888         357      80.86      99.26        660      43.10
Hawaii                               34    13,090,207        2.55      6.559         357      80.22      99.07        673      42.16
Colorado                             54    10,176,451        1.98      6.844         357      81.00      98.24        632      40.12
Other                               621   101,291,943       19.70      7.248         357      82.85      98.39        632      41.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 42


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           1,973   487,158,457       94.75      6.865         357      81.27      98.81        650      42.44
Investment                          131    23,968,383        4.66      7.530         357      88.41      95.22        676      39.92
Second Home                          11     3,037,774        0.59      6.774         357      84.80      95.75        673      41.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,737   411,244,602       79.98      6.884         357      81.58      98.62        648      42.01
2-4 Family                          211    65,400,138       12.72      6.956         357      82.07      98.60        672      44.10
Condo                               167    37,519,874        7.30      6.911         357      81.27      98.72        658      42.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,742   420,298,241       81.74      6.914         357      81.52      99.03        655      42.42
Refinance - Cashout                 366    91,841,476       17.86      6.805         357      82.02      96.79        633      41.76
Refinance - Rate Term                 7     2,024,896        0.39      7.082         357      85.42      97.98        631      47.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                1,458   322,680,906       62.76      6.800         357      82.64      98.32        637      41.79
Stated Documentation                649   190,177,161       36.99      7.052         357      79.88      99.20        675      43.27
Easy Documentation                    8     1,306,547        0.25      7.483         357      84.42      92.15        602      34.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   458    97,710,671       19.00      7.194         357      82.16      98.40        652      41.56
12                                  279    82,141,548       15.98      6.951         357      81.61      98.65        666      43.41
24                                1,235   304,435,994       59.21      6.799         357      81.41      98.71        648      42.31
36                                  143    29,876,401        5.81      6.742         356      82.04      98.45        644      41.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                            10     1,279,514        0.25      8.595         357      79.25      93.92        515      40.87
521 - 540                            12     2,652,906        0.52      8.015         357      79.64      90.18        533      34.06
541 - 560                            80    12,350,525        2.40      8.210         357      88.43      95.11        555      42.28
561 - 580                           142    28,064,899        5.46      7.780         357      86.68      94.62        571      42.71
581 - 600                           234    46,903,658        9.12      7.028         357      82.79      98.60        591      42.15
601 - 620                           189    41,156,679        8.00      6.919         357      82.64      98.93        611      41.69
621 - 640                           358    81,397,892       15.83      6.903         357      80.92      99.08        630      42.52
641 - 660                           337    86,830,232       16.89      6.762         357      80.96      99.15        650      42.62
661 - 680                           266    77,956,446       15.16      6.785         357      80.36      99.44        670      42.44
681 - 700                           191    50,569,928        9.84      6.628         357      80.40      98.77        689      41.49
701 - 720                           131    37,066,086        7.21      6.624         357      81.19      98.89        709      42.17
721 - 740                            66    19,201,004        3.73      6.770         357      80.96      99.25        731      42.93
741 - 760                            47    14,285,724        2.78      6.610         357      80.67      98.24        748      43.33
761 - 780                            33     8,811,970        1.71      6.539         357      81.70      98.93        769      43.43
781 - 800                            14     4,538,502        0.88      6.726         357      81.19      99.26        791      42.76
801 >=                                5     1,098,648        0.21      6.844         357      85.52      97.24        809      47.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 502
Maximum: 817
Weighted Average: 651


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Covered

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 3,277
Aggregate Principal Balance ($): 791,985,941
Weighted Average Current Mortgage Rate (%): 7.014
Non-Zero Weighted Average Margin (%): 6.216
Non-Zero Weighted Average Maximum Rate (%): 13.043
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.88
% First Liens: 100.00
% Owner Occupied: 93.78
% Purchase: 58.12
% Full Documentation: 59.61
Non-Zero Weighted Average FICO Score: 636


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                       4       487,701        0.06      7.307         177      73.51      73.51        601      44.72
Fixed - 20 Year                       6     1,158,434        0.15      7.022         237      83.14      84.06        638      39.77
Fixed - 25 Year                       1       402,186        0.05      6.750         297      85.00      85.00        637      44.12
Fixed - 30 Year                     340    83,011,617       10.48      7.025         357      81.12      85.86        643      41.52
ARM - 2 Year/6 Month LIBOR        2,146   498,378,497       62.93      7.237         357      82.38      90.06        627      42.57
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         654   177,030,264       22.35      6.427         357      80.79      97.43        655      42.33
ARM - 3 Year/6 Month LIBOR           71    16,071,290        2.03      7.042         357      83.30      87.38        633      40.43
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          30     7,386,203        0.93      6.123         357      81.38      92.60        683      40.84
ARM - 5 Year/6 Month LIBOR           25     8,059,750        1.02      6.750         357      79.99      86.34        639      38.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     252    78,115,652        9.86      5.776         357      80.09      92.18        667      42.49
6.000% - 6.999%                   1,308   353,645,367       44.65      6.562         356      81.09      92.43        650      42.80
7.000% - 7.999%                   1,228   272,437,395       34.40      7.502         356      82.82      90.63        624      42.13
8.000% - 8.999%                     453    82,126,850       10.37      8.356         357      83.99      87.39        587      40.79
9.000% - 9.999%                      35     5,331,113        0.67      9.299         357      79.74      80.51        552      38.98
10.000% - 10.999%                     1       329,563        0.04     10.050         357      75.00      75.00        513      43.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 10.050%
Weighted Average: 7.014%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                     2        99,761        0.01      7.950         357      73.33      73.33        654      36.61
$50,001 - $75,000                    48     2,942,088        0.37      8.276         355      80.72      82.49        644      39.57
$75,001 - $100,000                  189    16,745,091        2.11      7.617         355      81.70      89.75        623      38.17
$100,001 - $125,000                 362    40,814,168        5.15      7.528         356      82.67      92.55        623      40.69
$125,001 - $150,000                 318    43,684,051        5.52      7.518         357      82.52      92.25        622      40.50
$150,001 - $175,000                 320    51,651,097        6.52      7.212         357      82.79      91.66        628      41.47
$175,001 - $200,000                 312    58,527,254        7.39      7.076         356      81.63      92.07        636      41.22
$200,001 - $225,000                 265    56,669,238        7.16      7.063         357      82.17      90.65        629      41.54
$225,001 - $250,000                 193    45,895,886        5.80      6.993         356      81.33      90.25        635      42.56
$250,001 - $275,000                 177    46,484,691        5.87      6.968         356      81.79      91.41        634      41.90
$275,001 - $300,000                 170    48,953,748        6.18      6.891         357      80.48      89.73        632      42.60
$300,001 - $325,000                 163    51,052,012        6.45      7.035         357      82.46      91.16        629      42.71
$325,001 - $350,000                 136    45,832,377        5.79      6.894         357      82.43      90.93        633      42.34
$350,001 - $375,000                 108    39,015,436        4.93      6.799         356      81.38      90.99        642      44.82
$375,001 - $400,000                  91    35,364,669        4.47      6.740         357      80.61      90.18        651      41.90
$400,001 - $425,000                  70    28,937,086        3.65      6.931         356      80.87      91.10        639      43.90
$425,001 - $450,000                  91    39,981,007        5.05      6.653         357      81.54      91.02        655      43.88
$450,001 - $475,000                  55    25,513,539        3.22      6.748         357      81.78      92.66        646      46.17
$475,001 - $500,000                  48    23,372,614        2.95      6.696         357      82.42      90.41        645      42.74
$500,001 - $750,000                 159    90,450,129       11.42      6.893         357      82.28      91.70        644      42.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,863
Maximum: $698,265
Average: $241,680


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
180                                   4       487,701        0.06      7.307         177      73.51      73.51        601      44.72
240                                   6     1,158,434        0.15      7.022         237      83.14      84.06        638      39.77
300                                   1       402,186        0.05      6.750         297      85.00      85.00        637      44.12
359                                   5     1,181,853        0.15      6.731         355      80.71      80.71        630      47.21
360                               3,261   788,755,768       99.59      7.014         357      81.88      91.22        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                             4       487,701        0.06      7.307         177      73.51      73.51        601      44.72
181 - 240                             6     1,158,434        0.15      7.022         237      83.14      84.06        638      39.77
241 - 300                             1       402,186        0.05      6.750         297      85.00      85.00        637      44.12
301 - 360                         3,266   789,937,621       99.74      7.014         357      81.88      91.20        636      42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                      66    14,552,305        1.84      6.927         352      63.46      63.46        613      41.98
65.01% - 70.00%                      87    20,709,719        2.61      7.183         357      68.86      69.01        590      40.91
70.01% - 75.00%                     143    34,698,799        4.38      7.172         357      73.72      74.69        599      42.20
75.01% - 80.00%                   1,851   458,587,896       57.90      6.850         357      79.89      94.64        649      42.34
80.01% - 85.00%                     313    79,152,400        9.99      6.970         356      84.43      86.29        622      42.21
85.01% - 90.00%                     756   168,017,970       21.21      7.382         356      89.73      92.21        620      42.39
90.01% - 95.00%                      61    16,266,852        2.05      7.549         357      94.83      94.83        650      43.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60.65%
Maximum: 95.00%
Weighted Average: 81.88%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
1.000% - 3.500%                       1       301,500        0.04      6.950         357      90.00      90.00        648      41.25
4.001% - 4.500%                       5     1,411,842        0.18      5.172         357      77.43      89.42        700      41.20
4.501% - 5.000%                      67    20,278,250        2.56      5.499         357      80.16      92.49        669      43.85
5.001% - 5.500%                     277    87,385,198       11.03      5.967         357      80.43      94.00        662      42.61
5.501% - 6.000%                     572   153,572,306       19.39      6.444         357      80.88      93.32        654      42.86
6.001% - 6.500%                     612   152,820,908       19.30      6.916         357      81.74      92.67        641      42.12
6.501% - 7.000%                   1,392   291,156,000       36.76      7.790         357      83.26      89.92        611      42.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.216%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
5.001% - 5.500%                      42    12,437,387        1.57      5.373         357      79.57      90.85        677      43.55
5.501% - 6.000%                     231    71,705,725        9.05      5.865         357      80.33      93.36        662      42.80
6.001% - 6.500%                     497   141,374,324       17.85      6.342         357      80.88      93.87        655      42.86
6.501% - 7.000%                     646   165,287,224       20.87      6.807         357      81.45      92.86        645      42.45
7.001% - 7.500%                     551   127,591,261       16.11      7.310         357      82.45      91.89        631      42.62
7.501% - 8.000%                     545   114,239,120       14.42      7.782         357      83.56      89.89        613      42.14
8.001% - 8.500%                     280    53,260,144        6.72      8.271         357      84.33      88.01        588      40.79
8.501% - 9.000%                     109    16,828,529        2.12      8.713         357      83.85      86.67        575      40.41
9.001% - 9.500%                      17     2,843,377        0.36      9.278         357      79.79      80.05        542      42.46
9.501% - 10.000%                      6       725,603        0.09      9.650         357      79.58      82.57        532      39.66
10.001% - 10.500%                     2       633,310        0.08      9.283         357      72.60      72.60        542      46.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 10.450%
Non-Zero Weighted Average: 7.013%



10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
11.001% - 11.500%                    41    12,223,975        1.54      5.373         357      79.48      90.95        676      43.45
11.501% - 12.000%                   223    68,465,540        8.64      5.870         357      80.18      93.36        663      43.16
12.001% - 12.500%                   486   137,523,782       17.36      6.342         357      80.85      94.01        655      42.80
12.501% - 13.000%                   634   163,980,001       20.70      6.786         357      81.43      93.04        646      42.29
13.001% - 13.500%                   552   128,672,928       16.25      7.277         357      82.37      91.78        632      42.81
13.501% - 14.000%                   550   114,857,759       14.50      7.743         357      83.55      89.88        613      42.37
14.001% - 14.500%                   283    54,577,301        6.89      8.220         357      84.10      88.02        590      40.53
14.501% - 15.000%                   121    20,198,545        2.55      8.536         357      84.03      86.92        582      39.77
15.001% - 15.500%                    26     4,812,254        0.61      8.863         356      83.88      84.50        574      43.69
15.501% - 16.000%                     9     1,284,356        0.16      9.282         356      78.09      79.78        532      39.15
16.001% - 16.500%                     1       329,563        0.04     10.050         357      75.00      75.00        513      43.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 16.050%
Non-Zero Weighted Average: 13.043%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
2.00%                             2,848   685,718,653       86.58      7.014         357      81.91      91.92        635      42.45
3.00%                                78    21,207,351        2.68      6.973         355      83.78      88.74        632      40.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.030%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
1.50%                             2,926   706,926,004       89.26      7.012         357      81.97      91.83        635      42.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
Feb-07                                1       254,517        0.03      6.250         352      90.00     100.00        689      35.14
Apr-07                                3     1,231,548        0.16      6.607         354      83.30      87.73        641      49.37
May-07                               40    10,804,688        1.36      6.944         355      84.99      89.73        633      42.21
Jun-07                              326    82,173,190       10.38      6.940         356      81.23      91.37        633      42.89
Jul-07                            2,430   580,944,818       73.35      7.039         357      82.01      92.13        635      42.45
May-08                                3       533,532        0.07      7.258         355      87.44      96.85        701      40.11
Jun-08                               14     4,233,759        0.53      6.843         356      84.43      88.80        645      36.43
Jul-08                               84    18,690,202        2.36      6.717         357      82.17      88.85        648      41.51
Jun-10                                2       908,708        0.11      7.216         356      69.35      69.35        582      40.19
Jul-10                               23     7,151,043        0.90      6.691         357      81.35      88.50        646      37.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-21


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          636   216,420,279       27.33      6.670         357      81.11      91.25        640      42.92
New York                            279    92,227,493       11.65      6.923         356      81.16      91.27        649      44.77
Florida                             430    86,124,792       10.87      7.224         357      82.35      90.53        632      40.31
New Jersey                          215    58,044,154        7.33      7.272         357      81.72      88.35        635      42.27
Maryland                            173    40,584,533        5.12      7.117         357      82.47      91.00        624      41.89
Illinois                            208    38,518,501        4.86      7.316         357      82.21      90.73        633      42.76
Virginia                            115    29,845,466        3.77      7.053         356      81.76      89.69        623      41.46
Massachusetts                       105    26,380,568        3.33      6.985         357      81.18      92.10        638      43.03
Georgia                             167    25,874,446        3.27      7.319         356      83.80      94.67        627      41.99
Nevada                               69    16,680,522        2.11      6.944         357      81.45      90.72        637      43.05
Arizona                              75    16,488,835        2.08      7.134         352      80.92      89.18        631      40.41
Other                               805   144,796,351       18.28      7.185         357      82.98      92.49        632      41.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           3,016   742,758,826       93.78      6.985         356      81.70      91.44        634      42.48
Investment                          227    40,858,216        5.16      7.561         357      85.22      87.66        665      39.55
Second Home                          34     8,368,899        1.06      6.907         357      81.50      85.15        658      40.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           2,744   654,961,058       82.70      7.016         357      81.84      90.97        632      42.13
2-4 Family                          300    87,710,753       11.07      6.991         356      81.94      91.12        657      43.78
Condo                               233    49,314,131        6.23      7.018         357      82.29      94.05        644      42.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,942   460,305,128       58.12      6.966         357      82.10      95.95        648      42.26
Refinance - Cashout               1,314   326,812,171       41.26      7.081         356      81.56      84.53        618      42.36
Refinance - Rate Term                21     4,868,642        0.61      6.974         357      82.37      86.09        630      42.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                2,135   472,126,365       59.61      6.871         356      82.80      91.68        627      41.63
Stated Documentation              1,104   309,979,960       39.14      7.231         357      80.44      90.66        650      43.41
Easy Documentation                   38     9,879,616        1.25      6.993         357      82.60      83.32        615      40.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   696   156,300,804       19.74      7.295         357      82.27      91.14        635      41.79
12                                  435   119,032,795       15.03      7.126         357      81.17      91.22        644      43.98
24                                1,808   436,299,185       55.09      6.920         357      81.93      91.90        633      42.36
36                                  338    80,353,157       10.15      6.812         355      81.85      87.26        640      40.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                             3       913,083        0.12      8.583         357      72.25      72.25        500      35.70
501 - 520                            79    16,978,464        2.14      8.245         357      77.13      77.66        512      42.36
521 - 540                            67    14,023,957        1.77      7.900         357      75.59      75.59        531      43.26
541 - 560                           205    45,420,517        5.74      7.756         356      82.92      84.02        552      43.26
561 - 580                           252    56,498,578        7.13      7.579         357      84.54      87.32        570      42.97
581 - 600                           358    79,690,142       10.06      7.161         357      82.42      89.49        591      42.13
601 - 620                           338    80,664,423       10.19      7.058         356      82.99      88.87        610      41.61
621 - 640                           536   125,110,944       15.80      6.914         356      81.34      91.52        630      42.44
641 - 660                           456   116,896,343       14.76      6.755         357      81.71      94.10        650      42.32
661 - 680                           357    94,904,429       11.98      6.807         357      81.61      95.34        669      41.94
681 - 700                           263    67,101,585        8.47      6.666         357      81.31      93.57        690      42.20
701 - 720                           159    39,318,561        4.96      6.730         357      82.08      95.46        710      41.89
721 - 740                            86    24,253,016        3.06      6.755         357      81.82      95.59        731      43.17
741 - 760                            58    15,002,970        1.89      6.524         357      81.57      94.19        748      43.11
761 - 780                            38     9,307,118        1.18      6.667         354      81.83      96.87        769      43.62
781 - 800                            17     5,001,926        0.63      6.750         357      81.70      95.10        790      37.72
801 >=                                5       899,884        0.11      6.280         357      76.70      87.64        810      37.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 816
Weighted Average: 636


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         885   260,521,716       95.61      6.501         357      81.49      96.23        649      42.30
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          42    11,974,003        4.39      6.392         357      79.73      89.08        670      39.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     198    67,390,125       24.73      5.756         357      79.90      94.43        663      42.25
6.000% - 6.999%                     529   154,026,447       56.52      6.493         357      81.12      96.13        649      42.19
7.000% - 7.999%                     175    46,640,265       17.12      7.411         357      83.57      97.08        635      42.14
8.000% - 8.999%                      24     4,379,383        1.61      8.220         357      91.77      99.14        632      41.78
9.000% - 9.999%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%



4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                     2       119,500        0.04      8.872         356     100.00     100.00        639      49.05
$75,001 - $100,000                   23     1,986,491        0.73      7.150         357      82.07      98.87        629      41.04
$100,001 - $125,000                  70     7,825,440        2.87      7.020         357      81.42      97.37        628      42.43
$125,001 - $150,000                  66     9,152,915        3.36      6.836         357      80.11      97.12        640      43.26
$150,001 - $175,000                  80    12,907,035        4.74      6.599         357      81.52      96.41        628      42.75
$175,001 - $200,000                  78    14,684,899        5.39      6.543         357      81.25      98.51        645      41.59
$200,001 - $225,000                  68    14,462,009        5.31      6.496         357      81.84      97.78        642      42.60
$225,001 - $250,000                  59    13,999,742        5.14      6.407         357      81.26      97.08        646      42.92
$250,001 - $275,000                  53    13,960,439        5.12      6.494         357      81.66      95.83        659      40.13
$275,001 - $300,000                  61    17,514,829        6.43      6.456         357      82.12      94.94        646      42.22
$300,001 - $325,000                  46    14,389,996        5.28      6.553         357      82.60      94.70        637      43.00
$325,001 - $350,000                  41    13,823,538        5.07      6.356         357      81.89      95.18        652      42.55
$350,001 - $375,000                  40    14,491,506        5.32      6.440         357      81.93      93.80        645      41.60
$375,001 - $400,000                  34    13,147,434        4.82      6.317         357      81.11      95.61        654      41.73
$400,001 - $425,000                  24     9,937,344        3.65      6.478         357      82.16      97.12        649      43.08
$425,001 - $450,000                  28    12,282,991        4.51      6.049         357      81.25      94.81        665      42.58
$450,001 - $475,000                  20     9,229,278        3.39      6.743         357      80.90      97.15        655      45.06
$475,001 - $500,000                  24    11,657,760        4.28      6.296         357      81.15      95.28        661      40.96
$500,001 - $750,000                 106    63,737,822       23.39      6.541         357      81.09      96.29        658      42.27
$750,001 - $1,000,000                 4     3,184,750        1.17      5.965         357      76.82      76.82        664      33.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
359                                   2       848,300        0.31      6.169         355      79.80      93.00        645      47.34
360                                 925   271,647,419       99.69      6.497         357      81.42      95.93        650      42.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                           927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                       1       165,000        0.06      5.500         357      50.00      50.00        688      44.98
50.01% - 55.00%                       2       288,288        0.11      5.442         357      52.95      52.95        669      30.98
55.01% - 60.00%                       1       116,000        0.04      6.750         357      58.00      58.00        579      34.14
60.01% - 65.00%                       4     1,328,999        0.49      7.228         356      62.33      71.20        665      31.28
65.01% - 70.00%                       5     1,461,599        0.54      6.180         357      70.00      70.00        615      45.38
70.01% - 75.00%                      16     6,681,655        2.45      5.955         357      74.14      75.75        650      36.05
75.01% - 80.00%                     703   207,569,682       76.17      6.429         357      79.95      98.07        654      42.21
80.01% - 85.00%                      72    20,144,623        7.39      6.517         357      84.26      88.02        628      41.41
85.01% - 90.00%                      91    25,638,493        9.41      6.801         357      89.37      92.97        632      44.71
90.01% - 95.00%                      11     3,743,401        1.37      7.107         357      94.83      94.83        627      45.49
95.01% - 100.00%                     21     5,357,979        1.97      7.791         357     100.00     100.00        655      40.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                       1       301,500        0.11      6.950         357      90.00      90.00        648      41.25
4.001% - 4.500%                       4     1,208,560        0.44      5.175         357      77.00      91.00        691      43.78
4.501% - 5.000%                      59    19,679,495        7.22      5.498         357      79.51      94.03        668      42.91
5.001% - 5.500%                     207    69,778,106       25.61      5.951         357      80.38      95.69        659      42.05
5.501% - 6.000%                     294    85,806,843       31.49      6.417         357      80.96      95.45        646      42.44
6.001% - 6.500%                     203    55,871,070       20.50      6.902         357      81.83      96.81        646      41.76
6.501% - 7.000%                     159    39,850,145       14.62      7.581         357      84.64      97.22        637      42.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                      38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
5.501% - 6.000%                     180    61,500,578       22.57      5.851         357      80.25      95.42        659      42.31
6.001% - 6.500%                     293    88,773,782       32.58      6.328         357      80.92      96.00        649      42.56
6.501% - 7.000%                     227    62,077,164       22.78      6.798         357      81.36      96.31        648      41.35
7.001% - 7.500%                     108    28,563,892       10.48      7.269         357      83.73      97.19        636      42.59
7.501% - 8.000%                      60    16,341,673        6.00      7.767         357      84.22      96.58        635      41.91
8.001% - 8.500%                      17     2,946,735        1.08      8.230         357      92.00      98.72        622      44.31
8.501% - 9.000%                       3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
9.001% - 9.500%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                    38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
11.501% - 12.000%                   175    59,090,978       21.69      5.856         357      80.14      95.44        659      42.74
12.001% - 12.500%                   291    87,900,590       32.26      6.330         357      80.95      96.01        649      42.50
12.501% - 13.000%                   227    62,812,464       23.05      6.759         357      81.37      96.26        649      40.82
13.001% - 13.500%                   107    28,309,374       10.39      7.234         357      83.32      97.02        634      42.56
13.501% - 14.000%                    65    18,015,973        6.61      7.672         357      84.17      96.55        638      42.44
14.001% - 14.500%                    20     4,074,445        1.50      7.962         357      91.29      99.08        634      45.22
14.501% - 15.000%                     3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
15.001% - 15.500%                     1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                               912   266,410,917       97.77      6.499         357      81.36      95.91        650      42.21
3.00%                                15     6,084,802        2.23      6.354         355      83.69      96.34        658      41.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%



12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.50%                               927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Apr-07                                1       273,200        0.10      6.990         354      80.00     100.00        656      48.63
May-07                                7     2,832,102        1.04      6.301         355      88.00      94.24        633      43.10
Jun-07                              135    40,627,799       14.91      6.466         356      80.71      95.92        654      42.28
Jul-07                              742   216,788,616       79.56      6.509         357      81.55      96.32        648      42.29
May-08                                2       305,100        0.11      6.964         354      85.52      94.48        703      38.66
Jun-08                                6     1,950,345        0.72      7.004         356      74.78      88.73        702      38.94
Jul-08                               34     9,718,558        3.57      6.251         357      80.55      88.99        662      40.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          347   132,719,045       48.71      6.352         357      80.64      95.39        653      42.51
Florida                              91    21,563,743        7.91      6.653         357      82.37      95.33        646      40.13
New York                             37    14,309,253        5.25      6.481         357      80.88      93.43        654      43.28
Maryland                             52    13,697,352        5.03      6.492         357      83.40      97.33        639      41.71
Virginia                             32    10,543,822        3.87      6.552         357      82.03      96.95        667      42.28
New Jersey                           35     9,464,497        3.47      6.967         357      86.60      96.25        641      41.48
Massachusetts                        29     8,350,570        3.06      6.574         357      81.93      97.39        664      43.96
Colorado                             41     7,521,668        2.76      6.523         357      80.25      99.75        644      43.85
Hawaii                               18     7,127,817        2.62      6.225         357      80.77      98.78        678      40.87
Georgia                              41     6,807,932        2.50      6.861         357      82.07      98.21        637      42.09
Nevada                               23     5,902,425        2.17      6.737         357      81.50      95.87        639      39.97
Other                               181    34,487,595       12.66      6.733         357      81.73      96.17        637      42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                             926   272,196,318       99.89      6.497         357      81.40      95.92        650      42.19
Second Home                           1       299,401        0.11      5.900         357      90.00     100.00        790      48.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             807   237,644,415       87.21      6.484         357      81.34      95.75        649      41.92
Condo                                81    20,058,030        7.36      6.529         357      82.07      97.24        648      44.18
2-4 Family                           39    14,793,274        5.43      6.642         357      81.64      96.88        666      43.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            659   192,943,557       70.81      6.515         357      80.89      98.41        656      42.16
Refinance - Cashout                 264    78,278,851       28.73      6.438         357      82.63      89.73        634      42.16
Refinance - Rate Term                 4     1,273,311        0.47      7.260         357      86.45     100.00        608      48.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  806   221,383,446       81.24      6.400         357      81.65      95.73        643      42.30
Stated Documentation                111    47,562,205       17.45      6.900         357      79.45      97.02        681      41.99
Easy Documentation                   10     3,550,069        1.30      7.092         357      92.83      92.83        650      38.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   138    34,203,385       12.55      6.913         357      82.50      96.93        648      41.51
12                                   71    26,245,630        9.63      6.691         357      81.21      96.17        659      42.63
24                                  642   192,481,721       70.64      6.428         357      81.17      96.09        650      42.26
36                                   76    19,564,984        7.18      6.177         357      82.19      92.12        643      42.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                            927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                            15     2,932,279        1.08      6.983         357      80.36      96.97        578      38.19
581 - 600                           176    42,382,257       15.55      6.730         357      81.94      95.67        591      42.72
601 - 620                           135    36,177,538       13.28      6.663         357      82.39      93.97        610      41.71
621 - 640                           135    39,911,710       14.65      6.419         357      82.13      94.32        630      43.46
641 - 660                           145    44,639,148       16.38      6.357         357      81.42      95.58        650      42.36
661 - 680                           113    41,479,033       15.22      6.573         357      81.03      97.48        669      41.18
681 - 700                            89    25,537,755        9.37      6.354         357      79.59      96.61        689      41.65
701 - 720                            56    20,411,967        7.49      6.279         357      80.77      98.37        709      42.33
721 - 740                            26     7,899,091        2.90      6.351         357      80.86      96.31        730      45.06
741 - 760                            18     5,632,183        2.07      6.304         357      80.68      95.85        750      37.99
761 - 780                            12     3,925,613        1.44      6.245         357      81.31     100.00        768      44.81
781 - 800                             6     1,347,145        0.49      6.567         357      82.22     100.00        793      36.00
801 >=                                1       220,000        0.08      5.850         357      80.00     100.00        813      45.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625

FICO Score

-------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                           Mortgage
                                                         Loan Pool by
                                           Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                               Number       Cut-off        Cut-off      Average     Average    Average     Average
                                 of          Date            Date        Gross     Remaining   Combined   Combined
FICO                          Mortgage     Principal      Principal     Interest     Term      Original   Effective
Score                          Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
-------------------------------------------------------------------------------------------------------------------
500 - 500                            6       1,421,432           0.12      8.400         357      67.43       59.56
501 - 520                          176      37,198,218           3.20      8.586         357      74.37       66.55
521 - 540                          208      44,994,121           3.87      8.166         357      76.31       71.45
541 - 560                          373      70,131,996           6.03      7.895         355      80.43       65.59
561 - 580                          459      79,758,628           6.86      7.761         354      82.23       64.85
581 - 600                          677     121,170,891          10.42      7.427         355      82.25       67.50
601 - 620                          642     133,539,977          11.49      7.271         355      83.44       69.56
621 - 640                          907     176,238,662          15.16      7.229         355      82.46       67.31
641 - 660                          745     156,192,760          13.44      7.013         356      83.13       66.88
661 - 680                          592     129,230,379          11.12      7.112         356      83.48       67.60
681 - 700                          380      83,759,108           7.21      6.912         357      82.51       65.44
701 - 720                          247      56,034,778           4.82      6.908         356      83.57       68.07
721 - 740                          125      30,137,921           2.59      6.983         356      83.52       65.96
741 - 760                           98      22,334,602           1.92      7.012         357      83.72       69.23
761 - 780                           55      12,572,185           1.08      6.896         354      82.44       66.27
781 - 800                           25       6,221,141           0.54      6.888         356      82.88       65.44
801 >=                               8       1,552,828           0.13      6.729         357      82.59       72.92
-------------------------------------------------------------------------------------------------------------------
Total:                           5,723   1,162,489,625         100.00      7.315         356      82.21       67.31
-------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 630

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAY
       CAPITAL

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625

Range of Gross Margins (%)

-------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                           Mortgage
                                                         Loan Pool by
                                           Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range                          Number       Cut-off        Cut-off      Average     Average    Average     Average
of                               of          Date            Date        Gross     Remaining   Combined   Combined
Gross                         Mortgage     Principal      Principal     Interest     Term      Original   Effective
Margins (%)                    Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
-------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,692     167,460,353          14.41      8.246         348      86.95       76.22
3.000% - 3.500%                      1         301,500           0.03      6.950         357      90.00       60.00
4.001% - 4.500%                      5       1,411,842           0.12      5.172         357      77.43       60.00
4.501% - 5.000%                     82      26,351,962           2.27      5.505         357      79.16       63.64
5.001% - 5.500%                    332     110,700,784           9.52      5.954         357      80.02       63.89
5.501% - 6.000%                    679     196,747,495          16.92      6.444         357      80.46       64.17
6.001% - 6.500%                    759     202,030,725          17.38      6.921         357      81.31       64.87
6.501% - 7.000%                  2,173     457,484,963          39.35      7.964         357      82.35       67.54
-------------------------------------------------------------------------------------------------------------------
Total:                           5,723   1,162,489,625         100.00      7.315         356      82.21       67.31
-------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.282%


Range of Gross Interest Rates (%)

-------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                           Mortgage
                                                         Loan Pool by
                                           Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                       Number       Cut-off        Cut-off      Average     Average    Average     Average
Gross                            of          Date            Date        Gross     Remaining   Combined   Combined
Interest                      Mortgage     Principal      Principal     Interest     Term      Original   Effective
Rates (%)                      Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
-------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                    312     103,955,381           8.94      5.778         357      79.42       64.32
6.000% - 6.999%                  1,562     446,289,857          38.39      6.575         356      80.60       63.89
7.000% - 7.999%                  1,575     366,281,379          31.51      7.519         356      82.23       65.25
8.000% - 8.999%                    938     159,699,006          13.74      8.425         357      83.68       71.34
9.000% - 9.999%                    563      48,210,961           4.15      9.488         354      90.25       88.06
10.000% - 10.999%                  407      25,947,322           2.23     10.521         345      92.47       92.28
11.000% - 11.999%                  234      10,179,541           0.88     11.328         328      92.83       92.83
12.000% - 12.999%                  122       1,817,567           0.16     12.308         197      86.62       86.62
13.000% - 13.999%                   10         108,610           0.01     13.313         139      90.70       90.70
-------------------------------------------------------------------------------------------------------------------
Total:                           5,723   1,162,489,625         100.00      7.315         356      82.21       67.31
-------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 13.750%
Weighted Average: 7.315%


Product Types

-------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                           Mortgage
                                                         Loan Pool by
                                           Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                               Number       Cut-off        Cut-off      Average     Average    Average     Average
                                 of          Date            Date        Gross     Remaining   Combined   Combined
Product                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Types                          Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
-------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                      15         116,471           0.01     12.034          57      94.13       94.13
Fixed - 10 Year                    151       1,488,153           0.13     11.891         117      95.32       95.32
Fixed - 15 Year                    109       3,165,536           0.27      9.873         177      84.60       82.52
Fixed - 20 Year                     98       3,832,243           0.33      9.066         237      89.92       82.92
Fixed - 25 Year                      2         728,910           0.06      6.627         297      87.24       73.45
Fixed - 30 Year                  1,317     158,129,040          13.60      8.164         357      86.84       75.75
ARM - 2 Year/6 Month LIBOR       2,988     692,863,778          59.60      7.424         357      81.36       65.26
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only        885     260,521,716          22.41      6.501         357      81.49       67.36
ARM - 3 Year/6 Month LIBOR          86      19,105,929           1.64      7.181         357      83.25       63.65
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only         42      11,974,003           1.03      6.392         357      79.73       66.55
ARM - 5 Year/6 Month LIBOR          30      10,563,846           0.91      6.813         357      81.44       66.18
-------------------------------------------------------------------------------------------------------------------
Total:                           5,723   1,162,489,625         100.00      7.315         356      82.21       67.31
-------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 5,723
Aggregate Principal Balance ($): 1,162,489,625
Weighted Average Current Mortgage Rate (%): 7.315
Non-Zero Weighted Average Margin (%): 6.282
Non-Zero Weighted Average Maximum Rate (%): 13.191
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 82.21
Weighted Average Combined Effective Original LTV (%): 67.31
% First Liens: 94.51
% Owner Occupied: 92.34
% Purchase: 54.23
% Full Documentation: 61.40
Non-Zero Weighted Average FICO Score: 630


2. Product Types

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
                              Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Product                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Types                           Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15             116,471                0.01     12.034          57          94.13        577
Fixed - 10 Year                     151           1,488,153                0.13     11.891         117          95.32        588
Fixed - 15 Year                     109           3,165,536                0.27      9.873         177          84.60        622
Fixed - 20 Year                      98           3,832,243                0.33      9.066         237          89.92        632
Fixed - 25 Year                       2             728,910                0.06      6.627         297          87.24        676
Fixed - 30 Year                   1,317         158,129,040               13.60      8.164         357          86.84        645
ARM - 2 Year/6 Month LIBOR        2,988         692,863,778               59.60      7.424         357          81.36        619
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         885         260,521,716               22.41      6.501         357          81.49        649
ARM - 3 Year/6 Month LIBOR           86          19,105,929                1.64      7.181         357          83.25        631
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          42          11,974,003                1.03      6.392         357          79.73        670
ARM - 5 Year/6 Month LIBOR           30          10,563,846                0.91      6.813         357          81.44        643
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
Range of                                                        Loan Pool by      Average     Average      Weighted
Gross                         Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Interest                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Rates (%)                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     312         103,955,381                8.94      5.778         357          79.42        661
6.000% - 6.999%                   1,562         446,289,857               38.39      6.575         356          80.60        647
7.000% - 7.999%                   1,575         366,281,379               31.51      7.519         356          82.23        621
8.000% - 8.999%                     938         159,699,006               13.74      8.425         357          83.68        591
9.000% - 9.999%                     563          48,210,961                4.15      9.488         354          90.25        621
10.000% - 10.999%                   407          25,947,322                2.23     10.521         345          92.47        609
11.000% - 11.999%                   234          10,179,541                0.88     11.328         328          92.83        599
12.000% - 12.999%                   122           1,817,567                0.16     12.308         197          86.62        592
13.000% - 13.999%                    10             108,610                0.01     13.313         139          90.70        618
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 13.750%
Weighted Average: 7.315%


4. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
Range of                                                        Loan Pool by      Average     Average      Weighted
Cut-off                       Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Date Principal                Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Balances ($)                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        323           4,484,717                0.39     11.211         183          96.97        613
$25,001 - $50,000                   415          15,082,586                1.30      9.991         346          99.22        647
$50,001 - $75,000                   412          25,463,623                2.19      9.479         353          90.91        633
$75,001 - $100,000                  463          40,545,216                3.49      8.507         355          85.53        620
$100,001 - $125,000                 547          61,403,999                5.28      8.021         356          84.14        620
$125,001 - $150,000                 442          60,763,452                5.23      7.853         356          82.64        618
$150,001 - $175,000                 423          68,320,033                5.88      7.501         356          81.89        621
$175,001 - $200,000                 402          75,364,718                6.48      7.334         356          80.46        628
$200,001 - $225,000                 328          70,096,873                6.03      7.162         357          81.09        623
$225,001 - $250,000                 251          59,705,013                5.14      7.238         356          79.81        620
$250,001 - $275,000                 224          58,758,689                5.05      7.104         356          81.23        624
$275,001 - $300,000                 211          60,789,904                5.23      6.971         357          80.18        627
$300,001 - $325,000                 198          61,997,280                5.33      7.094         357          82.50        622
$325,001 - $350,000                 176          59,309,439                5.10      6.982         357          81.98        627
$350,001 - $375,000                 133          48,073,422                4.14      6.900         356          80.94        631
$375,001 - $400,000                 119          46,212,006                3.98      6.899         357          80.84        644
$400,001 - $425,000                  93          38,432,447                3.31      7.071         356          81.52        631
$425,001 - $450,000                 114          50,100,821                4.31      6.855         357          82.38        651
$450,001 - $475,000                  74          34,313,897                2.95      6.893         357          82.44        640
$475,001 - $500,000                  65          31,624,739                2.72      6.878         357          82.52        640
$500,001 - $750,000                 301         183,897,755               15.82      6.994         357          81.62        639
$750,001 - $1,000,000                 9           7,748,995                0.67      6.002         357          77.59        659
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $203,126


5. Original Terms (month)

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
Original                      Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Terms                         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
(month)                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
60                                   15             116,471                0.01     12.034          57          94.13        577
120                                 151           1,488,153                0.13     11.891         117          95.32        588
180                                 109           3,165,536                0.27      9.873         177          84.60        622
240                                  98           3,832,243                0.33      9.066         237          89.92        632
300                                   2             728,910                0.06      6.627         297          87.24        676
359                                   6           1,861,853                0.16      6.482         355          79.45        630
360                               5,342       1,151,296,459               99.04      7.298         357          82.16        630
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 359


6. Range of Remaining Terms (month)

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
Range of                                                        Loan Pool by      Average     Average      Weighted
Remaining                     Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Terms                         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
(month)                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Jan-60                               15             116,471                0.01     12.034          57          94.13        577
61 - 120                            151           1,488,153                0.13     11.891         117          95.32        588
121 - 180                           109           3,165,536                0.27      9.873         177          84.60        622
181 - 240                            98           3,832,243                0.33      9.066         237          89.92        632
241 - 300                             2             728,910                0.06      6.627         297          87.24        676
301 - 360                         5,348       1,153,158,312               99.20      7.297         357          82.16        630
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 356


7. Range of Combined Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
Range of                                                        Loan Pool by      Average     Average      Weighted
Combined                      Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Original                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
LTV Ratios (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                       1              50,345                0.00     10.990         357          12.00        526
15.01% - 20.00%                       1             100,732                0.01      6.650         357          19.80        604
20.01% - 25.00%                       2             228,425                0.02      7.076         236          23.01        630
25.01% - 30.00%                       6             624,031                0.05      8.673         357          27.76        593
30.01% - 35.00%                       6           1,038,479                0.09      8.293         357          32.49        597
35.01% - 40.00%                      12           1,507,742                0.13      7.800         332          37.58        600
40.01% - 45.00%                      14           2,173,832                0.19      7.851         357          43.07        570
45.01% - 50.00%                      22           3,238,855                0.28      7.520         357          48.05        584
50.01% - 55.00%                      40           8,175,301                0.70      7.085         351          53.15        589
55.01% - 60.00%                      66          14,733,185                1.27      7.495         356          58.23        587
60.01% - 65.00%                     109          23,990,794                2.06      7.703         354          63.65        601
65.01% - 70.00%                     151          36,301,308                3.12      7.838         357          69.05        579
70.01% - 75.00%                     227          56,873,219                4.89      7.360         357          73.85        595
75.01% - 80.00%                   2,189         564,695,406               48.58      6.893         357          79.85        645
80.01% - 85.00%                     497         124,282,522               10.69      7.176         356          84.47        604
85.01% - 90.00%                     983         215,548,694               18.54      7.439         356          89.72        622
90.01% - 95.00%                     305          26,806,585                2.31      8.070         340          94.83        641
95.01% - 100.00%                  1,092          82,120,169                7.06      9.424         350          99.94        655
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.21%


8. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
Range                                                           Loan Pool by      Average     Average      Weighted
of                            Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Gross                         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Margins (%)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692         167,460,353               14.41      8.246         348          86.95        644
1.000% - 3.500%                       1             301,500                0.03      6.950         357          90.00        648
4.001% - 4.500%                       5           1,411,842                0.12      5.172         357          77.43        700
4.501% - 5.000%                      82          26,351,962                2.27      5.505         357          79.16        664
5.001% - 5.500%                     332         110,700,784                9.52      5.954         357          80.02        656
5.501% - 6.000%                     679         196,747,495               16.92      6.444         357          80.46        651
6.001% - 6.500%                     759         202,030,725               17.38      6.921         357          81.31        637
6.501% - 7.000%                   2,173         457,484,963               39.35      7.964         357          82.35        604
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.282%


9. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------------
Range                                                           % of Mortgage     Weighted   Weighted
of                                                              Loan Pool by      Average     Average      Weighted
Minimum                       Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Mortgage                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Rates (%)                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692         167,460,353               14.41      8.246         348          86.95        644
5.001% - 5.500%                      51          15,786,109                1.36      5.389         357          78.73        673
5.501% - 6.000%                     283          94,243,503                8.11      5.858         357          79.70        656
6.001% - 6.500%                     579         176,244,126               15.16      6.343         357          80.54        652
6.501% - 7.000%                     796         216,596,417               18.63      6.812         357          80.91        641
7.001% - 7.500%                     677         167,678,956               14.42      7.308         357          82.07        627
7.501% - 8.000%                     738         163,385,987               14.05      7.790         357          82.99        610
8.001% - 8.500%                     445          91,359,148                7.86      8.268         357          83.72        589
8.501% - 9.000%                     272          43,428,127                3.74      8.757         357          82.51        578
9.001% - 9.500%                      83          12,041,411                1.04      9.276         357          80.09        557
9.501% - 10.000%                     58           6,488,631                0.56      9.786         357          74.29        544
10.001% - 10.500%                    19           2,496,455                0.21     10.048         357          72.92        539
10.501% - 11.000%                    19           3,598,837                0.31     10.782         357          67.19        551
11.001% - 11.500%                     3             533,880                0.05     11.310         357          68.32        580
11.501% - 12.000%                     6             984,319                0.08     11.728         357          66.79        551
12.001% - 12.500%                     2             163,367                0.01     12.282         357          66.99        503
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 12.300%
Non-Zero Weighted Average: 7.159%


10. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------------
Range                                                           % of Mortgage     Weighted   Weighted
of                                                              Loan Pool by      Average     Average      Weighted
Maximum                       Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Mortgage                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Rates (%)                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692         167,460,353               14.41      8.246         348          86.95        644
11.001% - 11.500%                    50          15,572,697                1.34      5.389         357          78.64        672
11.501% - 12.000%                   273          90,405,120                7.78      5.862         357          79.73        656
12.001% - 12.500%                   565         170,817,680               14.69      6.344         357          80.67        652
12.501% - 13.000%                   781         213,764,772               18.39      6.794         357          80.81        642
13.001% - 13.500%                   676         169,162,888               14.55      7.273         357          81.85        628
13.501% - 14.000%                   740         164,314,131               14.13      7.749         357          83.05        611
14.001% - 14.500%                   447          91,981,060                7.91      8.225         357          83.48        590
14.501% - 15.000%                   288          47,509,003                4.09      8.640         357          82.65        581
15.001% - 15.500%                    97          15,761,885                1.36      9.033         357          82.16        569
15.501% - 16.000%                    63           7,906,625                0.68      9.585         357          74.56        545
16.001% - 16.500%                    18           2,256,184                0.19     10.217         357          73.87        533
16.501% - 17.000%                    20           3,625,295                0.31     10.714         357          67.09        547
17.001% - 17.500%                     4             587,691                0.05     11.213         356          68.01        576
17.501% - 18.000%                     7           1,200,875                0.10     11.588         357          67.37        557
18.001% - 18.500%                     2             163,367                0.01     12.282         357          66.99        503
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 18.300%
Non-Zero Weighted Average: 13.191%


11. Initial Cap (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
                              Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
                              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Initial Cap (%)                 Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692         167,460,353               14.41      8.246         348          86.95        644
2.00%                             3,915         962,936,638               82.83      7.159         357          81.42        628
3.00%                               116          32,092,635                2.76      7.158         355          81.20        620
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.032%


12. Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
                              Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Periodic                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Cap (%)                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692         167,460,353               14.41      8.246         348          86.95        644
1.50%                             4,031         995,029,272               85.59      7.159         357          81.42        628
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
Next                                                            Loan Pool by      Average     Average      Weighted
Rate                          Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Adjustment                    Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Date                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692         167,460,353               14.41      8.246         348          86.95        644
Feb-07                                1             254,517                0.02      6.250         352          90.00        689
Apr-07                                8           2,070,181                0.18      7.373         354          88.27        651
May-07                               54          14,689,866                1.26      7.102         355          83.11        625
Jun-07                              475         122,584,963               10.55      7.143         356          80.52        622
Jul-07                            3,335         813,785,967               70.00      7.177         357          81.48        627
May-08                                3             533,532                0.05      7.258         355          87.44        701
Jun-08                               18           5,364,858                0.46      7.064         356          80.65        645
Jul-08                              107          25,181,541                2.17      6.829         357          82.05        645
Jun-10                                2             908,708                0.08      7.216         356          69.35        582
Jul-10                               28           9,655,139                0.83      6.775         357          82.57        648
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-19


14. Geographical Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
                              Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Geographical                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Distribution                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
California                        1,115         326,912,595               28.12      6.972         356          81.45        634
New York                            490         140,698,956               12.10      7.231         356          81.48        643
Florida                             732         127,821,506               11.00      7.472         356          82.16        624
New Jersey                          359          85,064,609                7.32      7.622         356          81.86        629
Maryland                            285          56,000,219                4.82      7.382         356          83.26        618
Illinois                            326          49,979,336                4.30      7.565         356          83.33        628
Virginia                            196          45,634,806                3.93      7.331         356          81.29        622
Massachusetts                       194          42,259,340                3.64      7.384         356          81.47        632
Georgia                             282          33,653,125                2.89      7.692         354          84.47        620
Arizona                             127          22,569,194                1.94      7.422         352          82.48        623
Hawaii                               78          22,566,522                1.94      6.865         357          82.04        661
Other                             1,539         209,329,417               18.01      7.568         355          83.49        622
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45


15. Occupancy

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
                              Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
                              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Occupancy                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Primary                           5,251       1,073,437,580               92.34      7.283         356          82.14        628
Investment                          417          74,734,507                6.43      7.746         356          83.88        651
Second Home                          55          14,317,538                1.23      7.503         356          79.24        632
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------


16. Property Types

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
                              Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Property                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Types                           Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           4,739         943,333,738               81.15      7.321         356          82.17        626
2-4 Family                          552         143,183,908               12.32      7.268         355          82.01        649
Condo                               431          75,844,644                6.52      7.332         356          83.15        641
Modular                               1             127,335                0.01     10.150         357          75.00        517
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
                              Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Loan                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Purpose                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Purchase                          3,353         630,382,878               54.23      7.314         356          83.74        646
Refinance - Cashout               2,339         524,864,452               45.15      7.318         356          80.43        610
Refinance - Rate Term                31           7,242,294                0.62      7.259         356          78.71        612
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
                              Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Documentation                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Level                           Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation                3,885         713,738,859               61.40      7.186         355          83.29        621
Stated Documentation              1,767         430,426,476               37.03      7.528         356          80.34        646
Easy Documentation                   71          18,324,290                1.58      7.359         355          84.05        612
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
Original                                                        Loan Pool by      Average     Average      Weighted
Prepayment                    Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Penalty                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Term (months)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
0                                 1,364         235,512,882               20.26      7.715         355          83.30        632
12                                  715         174,538,294               15.01      7.395         356          81.59        638
24                                3,095         639,856,528               55.04      7.200         356          82.19        627
36                                  549         112,581,922                9.68      7.013         355          81.03        629
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
                              Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
Lien                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Position                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
1st Lien                          4,482       1,098,623,140               94.51      7.156         356          81.22        629
2nd Lien                          1,241          63,866,485                5.49     10.050         340          99.32        651
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average      Weighted
                              Number of       Aggregate           Aggregate        Gross     Remaining     Average      Weighted
FICO                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Average
Score                           Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV     FICO
--------------------------------------------------------------------------------------------------------------------------------
500 - 500                             6           1,421,432                0.12      8.400         357          67.43        500
501 - 520                           176          37,198,218                3.20      8.586         357          74.37        512
521 - 540                           208          44,994,121                3.87      8.166         357          76.31        531
541 - 560                           373          70,131,996                6.03      7.895         355          80.43        552
561 - 580                           459          79,758,628                6.86      7.761         354          82.23        570
581 - 600                           677         121,170,891               10.42      7.427         355          82.25        591
601 - 620                           642         133,539,977               11.49      7.271         355          83.44        610
621 - 640                           907         176,238,662               15.16      7.229         355          82.46        631
641 - 660                           745         156,192,760               13.44      7.013         356          83.13        650
661 - 680                           592         129,230,379               11.12      7.112         356          83.48        669
681 - 700                           380          83,759,108                7.21      6.912         357          82.51        690
701 - 720                           247          56,034,778                4.82      6.908         356          83.57        710
721 - 740                           125          30,137,921                2.59      6.983         356          83.52        731
741 - 760                            98          22,334,602                1.92      7.012         357          83.72        748
761 - 780                            55          12,572,185                1.08      6.896         354          82.44        769
781 - 800                            25           6,221,141                0.54      6.888         356          82.88        789
801 >=                                8           1,552,828                0.13      6.729         357          82.59        809
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,723       1,162,489,625              100.00      7.315         356          82.21        630
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 630